Rule 497(e)
                                                   1933 Act Reg. No.: 033-98726
                                                   1940 Act File No.: 811-09120

PROSPECTUS                                                     JANUARY 31, 2005

                               PRUDENT BEAR FUND
                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                 NO LOAD SHARES

 Prudent Bear Funds, Inc.                    1-800-711-1848
 www.prudentbear.com                         (Fund & Account Information)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              NO LOAD SHARES

PRUDENT BEAR FUND

PRUDENT GLOBAL INCOME FUND

  The Prudent Bear Fund is a mutual fund seeking capital appreciation. The Prudent Global Income Fund is a mutual fund seeking to provide current income and capital appreciation in a volatile economic environment.

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Prudent Bear Fund and the Prudent Global Income Fund invest and the services they offer to shareholders.

TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in the Prudent Bear Funds                                     3

Fees and Expenses                                                         9

Investment Objectives and Strategies                                     10

Management of the Funds                                                  13

The Funds' Share Price                                                   14

Purchasing No Load Shares                                                15

Redeeming No Load Shares                                                 19

Exchanging No Load Shares                                                23

Dividends, Distributions and Taxes                                       24

Financial Highlights                                                     25

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE PRUDENT BEAR FUNDS

1. WHAT ARE THE FUNDS' GOALS?

   PRUDENT BEAR FUND

   The Prudent Bear Fund seeks capital appreciation.

   PRUDENT GLOBAL INCOME FUND

   The Prudent Global Income Fund seeks current income and capital appreciation.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   PRUDENT BEAR FUND

   The Prudent Bear Fund seeks capital appreciation primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund will hold more "short" equity positions than "long" equity positions when the dividend yield for the aggregate stock market is low relative to its historic range (i.e., overall market valuations are high). Its "short" equity positions will primarily consist of short sales of common stocks and purchases of put options on common stocks. In effecting short sales and purchasing put options the Prudent Bear Fund's investment adviser, David W. Tice & Associates, LLC (the "Adviser") utilizes "bottom-up" investment analysis. This means the Adviser bases investment decisions on company-specific fundamental factors.

   The Prudent Bear Fund will hold more "long" equity positions than "short" equity positions when the dividend yield for the aggregate stock market is high relative to its historic range (i.e., overall market valuations are low). Its "long" equity positions will primarily consist of equity securities of North American companies. In selecting common stocks, the Adviser takes a "value" investment approach utilizing "bottom-up" investment analysis.

   When the dividend yield for the aggregate stock market is neither high nor low relative to its historic range, the Adviser will allocate the Prudent Bear Fund's portfolio between "short" equity and "long" equity positions in its discretion. At all times the Prudent Bear Fund will have both "short" and "long" equity positions as the Adviser believes in all market conditions there will exist some companies whose stocks are undervalued by the market and some companies whose stocks are overvalued by the market.

   While the Adviser believes the dividend yield of the aggregate stock market is a reasonable long- term measure of stock price over or under valuation, the Adviser also considers other factors in the economy in relation to the dividend yield. If the dividend yield is within historic ranges relative to interest rates and other economic variables, the Adviser would likely apply the guidelines described above. However if, for example, interest rates rose dramatically so that a relatively high dividend yield was not in its historic relation to interest rates, the Adviser might hold more "short" equity positions than "long" equity positions until it believed conditions warranted a shift in portfolio allocation.

   The Prudent Bear Fund purchases restricted securities in private placement transactions.

   The Adviser actively manages the Prudent Bear Fund's portfolio. The Prudent Bear Fund's annual portfolio turnover rate usually will exceed 100%.

   PRUDENT GLOBAL INCOME FUND

   The Prudent Global Income Fund seeks current income and capital appreciation in a volatile economic environment. If the Prudent Global Income Fund is successful in achieving its investment objectives, investors should be able to maintain their purchasing power on a global basis. The Prudent Global Income Fund primarily invests in:

   o Liquid securities issued by the major industrialized nations (e.g., United States, Canada, members of the European Economic Union, Japan, Australia, New Zealand and Switzerland) as well as other countries with sound economic and financial systems

   o   Equity securities of companies that mine gold

   o   Gold bullion

   The Prudent Global Income Fund's investment adviser, also David W. Tice & Associates, LLC, believes that the current global economic environment is highly uncertain. It believes that such an uncertain environment could be conducive to governments making errors in fiscal and monetary policy that represent risks to investors in dollar-denominated securities. For example, monetary authorities could accommodate excessive credit as well as excessively expand the supply of money. The Adviser believes that one result of such errors could be a significant deterioration in the value of the U.S. dollar relative to other currencies. The Prudent Global Income Fund will attempt to capitalize on currency fluctuations by investing in securities issued by governments whose currency the Adviser believes will appreciate in relative value. In determining whether or not a currency will appreciate in relative value, the Adviser will consider the issuing country's economic fundamentals, particularly the stringency of its monetary and fiscal policies.

   The Adviser believes that investments in gold bullion have capital appreciation potential in such a volatile economic environment. The Prudent Global Income Fund will invest in gold bullion when the Adviser believes its dollar value will appreciate. The Prudent Global Income Fund may also invest in equity securities of companies that mine gold, but will concentrate on companies which have existing projects currently in operation.

   In making investments for the Prudent Global Income Fund, the Adviser utilizes a "top-down" investment analysis. This means it bases investment decisions on macro-economic factors such as inflationary trends, interest rate movements, economic statistics and monetary policy.

   The Adviser actively manages the Prudent Global Income Fund's portfolio. It is possible that the Prudent Global Income Fund's annual portfolio turnover rate may exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

   Investors in each of the Funds may lose money. There are risks associated with the types of securities in which these Funds invest. These risks include:

   PRUDENT BEAR FUND

   o MARKET RISK: The prices of the securities in which the Prudent Bear Fund invests may change adversely compared to the Adviser's expectations for a number of reasons.

   o ASSET ALLOCATION RISK: The Prudent Bear Fund's investment results will suffer if there is a general stock market advance when the Fund has significant "short" equity positions, or if there is a general stock market decline when the Fund has significant "long" equity positions. This risk is in addition to the market risks associated with each of the Fund's investments.

   o SHORT SALES RISK: The Prudent Bear Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

   o OPTIONS INVESTING RISK: If the Prudent Bear Fund purchases an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. If the Prudent Bear Fund writes ("sells") an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund's losses could easily exceed the proceeds it received when it wrote the option.

   o VALUE INVESTING RISK: The Prudent Bear Fund's investment adviser may be incorrect in its assessment of a company's value and the prices of the stocks the Fund holds may not reach what the investment adviser believes are their intrinsic value. Similarly, the stocks the Fund sells short may not decline to the price that the investment adviser thinks reflects their intrinsic value. From time to time, "value" investing falls out of favor with investors. During these periods, the Fund's relative performance will suffer.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Bear Fund must pay and increased realized gains (or losses) to investors.
       Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The Prudent Bear Fund's portfolio turnover rate is not calculated with regard to securities, including options and futures contracts, having a maturity of less than one year. Consequently the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

   o RESTRICTED SECURITIES RISK: When the Prudent Bear Fund holds restricted securities, it may have difficulty accurately pricing them. The Fund may not be able to sell these securities at the prices at which it has valued them for purposes of calculating its net asset value without experiencing delays or additional costs, if at all.

   PRUDENT GLOBAL INCOME FUND

   o MARKET RISK: The prices of the securities in which the Prudent Global Income Fund invests may decline for a number of reasons.

   o INTEREST RATE RISK: In general the value of debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

   o FOREIGN CURRENCY RISK: The U.S. dollar value of securities denominated in foreign currencies may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Prudent Global Income Fund.

   o GOLD INVESTING RISK: The prices of gold and the prices of common stocks of companies that mine gold have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Global Income Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   o NON-DIVERSIFICATION RISK: The Prudent Global Income Fund is a non-diversified investment company. As such it will likely invest in fewer securities or securities issued by fewer foreign governments than diversified investment companies and its performance may be more volatile. If the securities in which the Prudent Global Income Fund invests perform poorly, the Prudent Global Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

   Because of these risks each of the Funds is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in these Funds.

4. HOW HAVE THE FUNDS PERFORMED?

   The bar chart and table relating to the Prudent Bear Fund that follow provide some indication of the risks of investing in the Prudent Bear Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of the S&P 500 and the Nasdaq Composite Index. The bar chart and table relating to the Prudent Global Income Fund that follow provide some indication of the risks of investing in the Prudent Global Income Fund by showing changes in its performance from year to year and comparing its performance with Citigroup Europe (WGBI). Please remember that the past performance (before and after taxes) of the Prudent Bear Fund and the Prudent Global Income Fund is not necessarily an indication of their future performance. They may perform better or worse in the future.

                               PRUDENT BEAR FUND
                        (Total return per calendar year)

                         1996                   -13.69%
                         1997                    -4.33%
                         1998                   -34.08%
                         1999                   -23.40%
                         2000                    30.47%
                         2001                     7.36%
                         2002                    62.87%
                         2003                   -10.44%
                         2004                   -14.13%

Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 41.48% (quarter ended September 30, 2001) and the lowest total return for a quarter was -29.23% (quarter ended December 31, 1998).
                               PRUDENT BEAR FUND

                                                                                     SINCE THE
                                                                                   INCEPTION DATE
AVERAGE ANNUAL TOTAL RETURNS                                                        OF THE FUND
(FOR THE PERIODS ENDING                                             PAST           (DECEMBER 28,
DECEMBER 31, 2004)                                PAST YEAR       5 YEARS              1995)
----------------------------                      ---------       -------          --------------
Prudent Bear Fund
  Return before taxes                              (14.13%)        11.90%             (3.41%)
  Return after taxes on distributions(1)<F1>       (14.13%)        10.44%             (4.62%)
  Return after taxes on distributions
    and sale of Fund shares(1)<F1>                  (9.18%)         9.56%             (3.51%)
S&P 500(2)<F2>(3)<F3>                               10.88%         (2.30%)             9.57%
Nasdaq Composite Index(3)<F3>(4)<F4>                 8.59%        (11.77%)             8.51%

(1)<F1> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(2)<F2> The S&P 500 is a widely recognized unmanaged index of common stock prices.
(3)<F3>   Reflects no deduction for fees, expenses or taxes.
(4)<F4> The Nasdaq Composite Index covers over 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

                           PRUDENT GLOBAL INCOME FUND
                        (Total return per calendar year)

                         2001                     2.82%
                         2002                    29.60%
                         2003                    16.30%
                         2004                     3.39%

Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 11.24%% (quarter ended June 30, 2002) and the lowest return for a quarter was -4.07% (quarter ended March 31, 2001).

                           PRUDENT GLOBAL INCOME FUND

                                                                 SINCE THE
AVERAGE ANNUAL TOTAL RETURNS                                   INCEPTION DATE
(FOR THE PERIOD ENDING                                          OF THE FUND
DECEMBER 31, 2004)                               PAST YEAR   (FEBRUARY 2, 2000)
----------------------------                     ---------   ------------------
Prudent Global Income Fund
    Return before taxes                            3.39%           8.69%
    Return after taxes on distributions(1)<F5>     1.38%           7.54%
    Return after taxes on distributions and
      sale of Fund shares(1)<F5>                   2.32%           6.82%
Citigroup Europe (WGBI)(2)<F6>(3)<F7>             15.97%          13.99%

(1)<F5> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F6> The Citigroup Europe (WGBI) consists of those fifteen sectors of the Citigroup Europe (WGBI) that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
(3)<F7>   Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold No Load shares of the Prudent Bear Fund or the Prudent Global Income Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                              PRUDENT GLOBAL
                                          PRUDENT BEAR FUND    INCOME FUND
                                          -----------------   --------------
Maximum Sales Charge                      No Sales Charge     No Sales Charge
  (Load) Imposed on Purchases
  (as a percentage of offering price)
Maximum Deferred                          No Deferred         No Deferred
  Sales Charge (Load)                     Sales Charge        Sales Charge
Maximum Sales Charge                      No Sales Charge     No Sales Charge
  (Load) Imposed on Reinvested
  Dividends and Distributions
Redemption Fee                            1.00%(1)<F8>        1.00%(1)<F8>
Exchange Fee                              None(2)<F9>         None(2)<F9>

(1)<F8> The redemption fee applies only to shares sold within one month of their purchase date. Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F9>   Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                              PRUDENT GLOBAL
                                          PRUDENT BEAR FUND    INCOME FUND
                                          -----------------   --------------
Management Fees                                1.25%              0.75%
Distribution and/or Service (12b-1) Fees       0.25%              0.25%
Other Expenses
     Dividends on Short Positions              0.44%(1)<F10>      0.00%
     All remaining Other Expenses              0.33%              0.27%
                                               -----              -----
Total Other Expenses                           0.77%              0.27%
                                               -----              -----
Total Annual Fund Operating Expenses           2.27%              1.27%
                                               -----              -----
                                               -----              -----

(1)<F10> When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment expenses of the Fund.

EXAMPLE

  This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                ------      -------     -------     --------
Prudent Bear Fund                $231        $712        $1,220      $2,615
Prudent Global Income Fund       $129        $403         $697       $1,534

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

  The Prudent Bear Fund seeks capital appreciation. The Prudent Global Income Fund seeks current income and capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Prudent Bear Fund or the Prudent Global Income Fund might not appreciate and investors could lose money.

  The Prudent Bear Fund may, but is not required to, take temporary defensive positions. The Prudent Global Income Fund will not take temporary defensive positions. When the Prudent Bear Fund takes a temporary defensive position, it will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. Also each Fund will invest in money market instruments and hold some cash so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. As a consequence of some of the investment techniques utilized by the Prudent Bear Fund, particularly effecting short sales, a significant portion of its assets (up to 100%) will be held in liquid securities, including money market instruments, as "cover" for these investment techniques. These assets may not be sold while the corresponding transaction, such as a short sale, is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Prudent Bear Fund's assets to "cover" investment techniques may make it more difficult for the Fund to meet redemption requests or pay its expenses.

PRINCIPAL INVESTMENT STRATEGIES

  PRUDENT BEAR FUND

  The Adviser believes that the best opportunities to make both "short" and "long" equity investments are when the market's perception of the values of individual companies (measured by the stock price) differs widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as a result of a variety of market inefficiencies, including, among others, imperfect information, overly optimistic or pessimistic forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities. The Adviser attempts to:

  o Identify potential opportunities where significant market perception/reality gaps may exist, and

  o Invest in the anticipation of changes in the market perception that will bring the stock price closer to the Adviser's estimate of value.

  The Prudent Bear Fund is not a "market timing" fund. However, it does increase or decrease (to a degree or dramatically) the amount of its "short" equity investments compared to its "long" equity investments in response to changes in the Adviser's assessment of market conditions and its evaluation of the dividend yield for the aggregate stock market. In making investment decisions for the Prudent Bear Fund, the Adviser primarily invests in individual stocks, put options on individual stocks, or effects short sales in individual stocks rather than investing in or selling short index-based securities.

  From time to time the Prudent Bear Fund may utilize the following investment tactics. These investment tactics are not principal investment strategies of the Prudent Bear Fund.

  o INDEX-BASED INVESTMENT COMPANIES: The Prudent Bear Fund may invest in or sell short securities of investment companies that hold securities comprising a recognized securities index such as SPDRs, which hold the component stocks of the S&P 500, or WEBS which hold stocks of specified foreign equity market indices. These securities may trade at discounts to their net asset value. As an investor in securities of index-based investment companies, the Prudent Bear Fund will indirectly bear its proportionate share of the expenses of those investment companies.

  o FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Prudent Bear Fund may purchase and sell stock index futures contracts as well as other futures contracts, such as gold futures. Futures contracts and options present risks of the possible inability to close a future contract when desired, losses due to unanticipated market movements which are potentially unlimited, and the possible inability of the Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other factors.

  PRUDENT GLOBAL INCOME FUND

  The Prudent Global Income Fund invests primarily in debt securities issued by the U.S. and other developed countries, gold bullion and common stocks of companies that mine gold. In selecting investments in debt securities, the Prudent Global Income Fund's investment adviser:

  o considers whether the currency in which the debt security is denominated is likely to rise or fall relative to the dollar primarily by comparing economic situations, particularly whether the issuing country has maintained prudent monetary and fiscal policies

  o  evaluates the relative available interest rates

  o then invests in the liquid debt securities having the most attractive yield based on an evaluation of risk and return.

  Since the Prudent Global Income Fund's primary consideration in selecting investments in debt securities is currency movements as it relates to stability of global purchasing power, it keeps its average portfolio maturity short. Typically the average maturity of the Prudent Global Income Fund's portfolio of debt securities will be less than eighteen months. Similarly, the Prudent Global Income Fund attempts to minimize credit risk by only investing in securities rated in the highest two rating categories of a nationally recognized rating agency. Typically, these are sovereign (government) securities.

  When investing in gold or in equity securities of companies that mine gold, the Prudent Global Income Fund's investment adviser first considers whether the dollar price of gold is likely to increase. The Prudent Global Income Fund will only invest in those equity securities of gold companies which the Adviser believes will increase if the dollar price of gold increases. The Prudent Global Income Fund does not intend to invest in equity securities of gold mining companies that have significantly reduced the exposure of their net income to fluctuations in gold prices through the use of futures contracts or other hedging techniques.

  From time to time the Prudent Global Income Fund may invest in liquid equity securities of companies owning significant assets (e.g. timber, oil or other "hard assets") that the Adviser believes would increase in value if the dollar declines in value relative to other currencies. The Prudent Global Income Fund does not expect that such securities would represent a major portion of its portfolio.

MANAGEMENT OF THE FUNDS

DAVID W. TICE & ASSOCIATES, LLC MANAGES THE INVESTMENTS OF THE PRUDENT BEAR FUND AND THE PRUDENT GLOBAL INCOME FUND.

  David W. Tice & Associates, LLC is the investment adviser to each of the Prudent Bear Fund and the Prudent Global Income Fund. The Adviser's address is:

  43-46 Norre Gade, Suite 137
  Charlotte Amalie, St. Thomas, U.S. Virgin Islands  00802

  As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Prudent Bear Fund paid the Adviser an annual investment advisory fee equal to 1.25% of the Prudent Bear Fund's average net assets, and the Prudent Global Income Fund paid the Adviser an annual investment advisory fee equal to 0.75% of the Prudent Global Income Fund's average net assets.

  David W. Tice is primarily responsible for the day-to-day management of the portfolio of the Prudent Bear Fund and the Prudent Global Income Fund and has been so since each Fund's inception. Mr. Tice is assisted by an investment committee consisting of three individuals. Mr. Tice is the President and founder of the Adviser. The Adviser (including its corporate predecessor) has been conducting an investment advisory business since 1993. Prior to organizing the Adviser, Mr. Tice conducted the same investment advisory business as a sole proprietorship since 1988. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. He is also president and sole shareholder of BTN Research, Inc., a registered broker-dealer.

DISTRIBUTION FEES

  Each of the Prudent Bear Fund and the Prudent Global Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS OF THE FUNDS

  The Statement of Additional Information for the Prudent Bear Fund and the Prudent Global Income Fund, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

THE FUNDS' SHARE PRICE

  The price at which investors purchase No Load shares of each Fund and at which shareholders redeem No Load shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

  When market quotations are not readily available or are deemed unreliable, the Prudent Bear Fund and the Prudent Global Income Fund value the securities that they hold at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Funds' Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Prudent Bear Fund and the Prudent Global Income Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and
(d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Prudent Bear Fund and the Prudent Global Income Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Prudent Bear Fund and the Prudent Global Income Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines their net asset value per share.

  The Prudent Bear Fund and the Prudent Global Income Fund price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, the Prudent Bear Fund and the Prudent Global Income Fund may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Prudent Bear Fund and the Prudent Global Income Fund do not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Directors will establish a conversion rate for such currency. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the New York Stock Exchange is not open, and does not take place on some days the New York Stock Exchange is open. So, the value of the portfolio the Prudent Bear Fund and the Prudent Global Income Fund may be affected on days when the Funds do not calculate their NAV and investors cannot purchase or redeem Fund shares.

PURCHASING NO LOAD SHARES

HOW TO PURCHASE NO LOAD SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

      a.  New accounts
          o  Individual Retirement Accounts           $1,000
          o  All other Accounts                       $2,000

      b.  Existing accounts
          o  Dividend reinvestment                No Minimum
          o  All other investments
             (by mail)                                $  100
             (by wire)                                $1,000

  3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-711-1848.

  4. Make your check payable to the full name of the Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash, including money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK, AUTOMATIC INVESTMENT PURCHASE OR ELECTRONIC FUNDS TRANSFER RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:

      BY FIRST CLASS MAIL
          Prudent Bear Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI 53201-0701

      BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
          Prudent Bear Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI 53202-5207

      PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

  You may purchase shares by wire transfer.

  Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-711-1848 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

  Subsequent Investments by Wire - Please call 1-800-711-1848 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

  YOU SHOULD WIRE FUNDS TO:

     U.S. Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number, if known)

  You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING NO LOAD SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Prudent Bear Fund or the Prudent Global Income Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

  If you decide to purchase No Load shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase No Load shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

TELEPHONE PURCHASES

  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. Your shares will be purchased at the net asset value calculated on the day of your purchase order. Telephone purchases may be made by calling 1-800-711-1848.

OTHER INFORMATION ABOUT PURCHASING NO LOAD SHARES OF THE FUNDS

  The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

  The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of No Load shares whether or not evidenced by certificates.

  The Funds offer an automatic investment plan allowing shareholders to make purchases of No Load shares on a regular and convenient basis. The Funds also offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  SEP-IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-711-1848. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

ANTI-MONEY LAUNDERING COMPLIANCE

  Each Fund and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds' distributors may request additional information from you to verify your identity and source of funds. If the Funds or the Funds' distributors deem that the information submitted does not provide for adequate identity verification, the Funds reserve the right to reject the establishment of your account. If at any time a Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder's account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund in question or its distributors to inform the shareholder that it has taken the actions described above.

HOUSEHOLDING

  To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-711-1848. Individual copies will be sent upon request.

REDEEMING NO LOAD SHARES

HOW TO REDEEM (SELL) NO LOAD SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o   the name of the Fund(s)

      o   account number(s)

      o   the amount of money or number of shares being redeemed

      o   the name(s) on the account

      o   daytime phone number

      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-711-1848 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

  4. Have the signatures Medallion guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o   The redemption request includes a change of address

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o   The redemption request involves physical certificates

      o   To change bank information on the account

      o The redemption request involves a federal wire transfer to a bank other than the bank of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A MEDALLION SIGNATURE GUARANTEE.

  5.  Send the letter of instruction to:

      BY FIRST CLASS MAIL
      Prudent Bear Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      Shareholder Services Center
      P. O. Box 701
      Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
      Prudent Bear Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      3rd Floor
      615 East Michigan Street
      Milwaukee, WI  53202-5207

  PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) NO LOAD SHARES BY TELEPHONE

  1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming No Load shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures Medallion guaranteed. Shares held in individual retirement accounts and shares represented by certificates cannot be redeemed by telephone.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM (SELL) NO LOAD SHARES THROUGH SERVICING AGENTS

  If your No Load shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary.

  o U.S. Bancorp Fund Services, LLC receives your authorized telephone request in good order with all required information and documents as necessary.

  If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT OF REDEMPTION PROCEEDS

  o For those shareholders who redeem No Load shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

  o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

MARKET TIMING PROCEDURES

  Frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund by:

  1) Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of Fund shares; and

  2) Imposing a 1% redemption fee on redemptions that occur within one month of the share purchase.

  The redemption fee does not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans; but does apply to IRA accounts; or (c) shares redeemed through the systematic withdrawal plan. For purposes of calculating the redemption period, the Funds use a "first-in, first-out" method, meaning the date of any redemption will be compared to the earliest purchase date. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Prudent Bear Fund and the Prudent Global Income Fund have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

  Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Funds reserve the right to waive their redemption fee for these intermediaries.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming No Load shares of the Funds, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem No Load shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  o As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased No Load shares by check or Electronic Funds Transfer, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and transfer of funds have cleared (which may take up to 15 days from the date of purchase).

  o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures Medallion guaranteed.

  o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

  o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

  o If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholders account at the Fund's then current net asset value and to reinvest all subsequent distributions.

EXCHANGING NO LOAD SHARES

  No Load Shares of the Prudent Bear Fund may be exchanged for No Load Shares of the Prudent Global Income Fund and No Load Shares of the Prudent Global Income Fund may be exchanged for No Load Shares of the Prudent Bear Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1.  Read this Prospectus carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. You may also make an exchange by writing to the Prudent Bear Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Prudent Bear Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Prudent Global Income Fund distributes substantially all of its net investment income at least quarterly and substantially all of its capital gains annually. You have two distribution options:

  o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

  If you elect to have distributions and or capital gains in cash, a Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

  If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Prudent Bear Fund or the Prudent Global Income Fund as undeliverable or remains uncashed for six months, each Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

  You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-711-1848.

  Each Fund's distributions, whether received in cash or additional No Load shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

  The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operation. Certain information reflects financial results for a single Fund No Load share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the 2004 Annual Report which is available upon request.

PRUDENT BEAR FUND

                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                  SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                     2004           2003           2002           2001           2000
                                                  ---------      ---------      ---------      ---------      ---------
Per Share Data:

   Net asset value, beginning of period              $6.84          $8.31          $6.31          $3.93          $4.51
                                                     -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F11>(2)<F12>      (0.02)         (0.05)          0.06           0.17           0.18
   Net realized and unrealized
     gains (losses) on investments                   (0.78)         (0.96)          2.08           2.44          (0.62)
                                                     -----          -----          -----          -----          -----
Total from investment operations                     (0.80)         (1.01)          2.14           2.61          (0.44)
                                                     -----          -----          -----          -----          -----

Redemption fees                                      (0.00)(5)<F15>    --             --             --             --
                                                     -----          -----          -----          -----          -----

Less Distributions:
   Dividends from net investment income              (0.33)         (0.22)         (0.14)         (0.23)         (0.14)
   Distributions from net realized gains              0.00          (0.24)            --             --             --
                                                     -----          -----          -----          -----          -----
Total distributions                                  (0.33)         (0.46)         (0.14)         (0.23)         (0.14)
                                                     -----          -----          -----          -----          -----
Net asset value, end of period                       $5.71          $6.84          $8.31          $6.31          $3.93
                                                     -----          -----          -----          -----          -----
                                                     -----          -----          -----          -----          -----

Total return                                        (12.03)%       (12.58)%        35.47%         68.78%         (9.55)%

Supplemental data and ratios:
   Net assets, end of period (000's)              $429,469       $541,452       $521,030       $183,797       $153,336

   Ratio of net operating expenses
     to average net assets                            1.83%(3)<F13>  1.83%(3)<F13>  1.84%(3)<F13>  1.97%          1.83%(3)<F13>

   Ratio of dividends on short positions
     to average net assets                            0.44%          0.44%          0.40%          0.33%          0.28%

   Ratio of total expenses
     to average net assets                            2.27%(3)<F13>  2.27%(3)<F13>  2.24%(3)<F13>  2.30%          2.11%(3)<F13>

   Ratio of net investment income (loss)
     to average net assets                           (0.38)%        (0.71)%         0.93%          3.68%          4.48%

   Portfolio turnover rate(4)<F14>                  137.75%        178.38%        266.15%        386.40%        417.53%

(1)<F11> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $0.00, $(0.02), $0.08, $0.19 and $0.19, respectively.
(2)<F12> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F13> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F14> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F15>   Redemption fees per share equal less than $0.005.

PRUDENT GLOBAL INCOME FUND

                                                YEAR            YEAR            YEAR            YEAR         FEB. 2, 2000(1)<F16>
                                               ENDED           ENDED            ENDED           ENDED              THROUGH
                                             SEPT. 30,       SEPT. 30,        SEPT. 30,       SEPT. 30,           SEPT. 30,
                                                2004            2003            2002        2001(10)<F25>            2000
                                             ---------       ---------        ---------     -------------    --------------------
Per Share Data:
   Net asset value, beginning of period        $12.49          $11.15          $ 9.31          $ 9.19               $10.00
                                               ------          ------          ------          ------               ------
Income from investment operations:
   Net investment income                         0.16(3)<F18>    0.11(2)<F17>    0.14(2)<F17>    0.20(3)<F18>         0.24(3)<F18>
   Net realized and unrealized
     gains (losses) on investments               0.35            1.65            1.94            0.03                (0.90)
                                               ------          ------          ------          ------               ------
Total from investment operations                 0.51            1.76            2.08            0.23                (0.66)
                                               ------          ------          ------          ------               ------
Redemption fees                                 (0.00)(9)<F24>     --              --              --                   --
                                               ------          ------          ------          ------               ------
Less distributions:
   Dividends from net investment income         (0.55)          (0.28)          (0.23)          (0.11)               (0.15)
   Distributions from net realized gains        (0.04)          (0.14)          (0.01)             --                   --
                                               ------          ------          ------          ------               ------
Total distributions                             (0.59)          (0.42)          (0.24)          (0.11)               (0.15)
                                               ------          ------          ------          ------               ------
Net asset value, end of period                 $12.41          $12.49          $11.15          $ 9.31               $ 9.19
                                               ------          ------          ------          ------               ------
                                               ------          ------          ------          ------               ------
Total return                                     4.15%          16.03%          22.54%           2.54%               (6.60)%(4)<F19>

Supplemental data and ratios:
   Net assets, end of period (000's)         $462,762        $480,104        $126,191         $24,333               $1,422
   Ratio of net operating expenses
     to average net assets                       1.31%(8)        1.34%           1.50%(6)(7)     1.50%(6)             1.80%(5)(6)
                                                     <F23>                          <F21><F22>       <F21>                <F20><F21>
   Ratio of net investment income
     to average net assets                       1.24%           0.69%           1.34%           2.26%                3.77%(5)<F20>
   Portfolio turnover rate                      98.09%         117.35%          81.58%         133.50%              180.29%

 (1)<F16>   Commencement of operations.
 (2)<F17> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (3)<F18> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
 (4)<F19>   Not annualized.
 (5)<F20>   Annualized.
 (6)<F21> Without expense reimbursements of $30,867, $242,599 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 3.71%, and 25.91%, respectively.
 (7)<F22> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.
 (8)<F23> Without expense recovery by Advisor of $181,187 for the period ended September 30, 2004, the ratio of operating expenses to average net assets would have been 1.27%.
 (9)<F24>   Redemption fees per share equal less than $0.005.
(10)<F25>   As restated.

PRUDENT BEAR FUNDS, INC.
NO LOAD SHARES

  To learn more about the Prudent Bear Fund and the Prudent Global Income Fund you may want to read their Statement of Additional Information (or "SAI") which contains additional information about these Funds. The Prudent Bear Fund and the Prudent Global Income Fund have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Funds' investments by reading their annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-711-1848.

  Prospective investors and shareholders who have questions about the Prudent Bear Fund or the Prudent Global Income Fund may also call the above number or write to the following address:

  Prudent Bear Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  The general public can review and copy information about the Prudent Bear Fund and the Prudent Global Income Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about these Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C.  20549-0102

  Distributed by Quasar Distributors, LLC.

  Please refer to the Investment Company Act File No. 811-09120 of the Prudent Bear Fund and the Prudent Global Income Fund, when seeking information about these Funds from the Securities and Exchange Commission.